UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2012

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 8, 2012.  Results of items presented for voting are listed below.

The following nominees were elected to the Board of Directors for a one-year term or until next year’s annual meeting:   William P. Barr, Peter W. Brown, Helen E. Dragas, Thomas F. Farrell II, John W. Harris, Robert S. Jepson, Jr., Mark J. Kington, Frank S. Royal, Robert H. Spilman, Jr., and David A. Wollard. The votes cast with respect to all of the nominees presented at the annual meeting were as follows:

Nominee	Votes For	Votes Witheld	Broker Non-vote
William P. Barr	356,672,947	1,949,447	92,240,325
Peter W. Brown	355,934,424	2,685,197	92,240,325
Helen E. Dragas	356,672,362	1,960,246	92,240,325
Thomas F. Farrell II	351,457,275	7,142,518	92,240,325
John W. Harris	297,271,425	61,329,330	92,240,325
Robert S. Jepson, Jr.	351,595,206	7,025,009	92,240,825
Mark J. Kington	351,966,264	6,644,902	92,240,325
Frank S. Royal	347,602,043	10,983,109	92,240,325
Robert H. Spilman, Jr.	350,039,719	8,541,974	92,240,325
David A. Wollard	348,097,737	10,484,762	92,240,325
Floor Nominee	2,950	0	0

The appointment of Deloitte & Touche LLP as our independent auditors for 2012 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
446,063,288	4,855,006	1,003,307

Shareholders approved an advisory vote on approval of executive compensation (“say on pay”).  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
338,105,750	18,318,819	3,255,415	92,240,325

A shareholder proposal requesting the Company to provide a report assessing the benefits for Virginia of Dominion having 15% of electric generation from wind and solar by 2025 was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
20,102,514	327,671,990	11,904,533	92,240,325

A shareholder proposal requesting the Company to provide a report on policy options to encourage the installation of renewable energy generation systems was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
22,102,968	325,658,455	11,917,414	92,240,325

A shareholder proposal requesting the Company to provide a report on the impact of plant closures on communities was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
55,363,322	290,252,589	14,061,726	92,240,325

A shareholder proposal requesting the Company to provide a report assessing Dominion’s use of coal obtained through mountaintop removal coal mining was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
32,925,856	312,954,643	13,798,338	92,240,325

A shareholder proposal requesting the Company to provide a report on impact and risks of increased extraction and use of natural gas was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
31,362,603	314,656,834	13,658,400	92,240,325

A shareholder proposal requesting the Company to provide a report on the special review of nuclear safety policies and practices by a committee of independent directors was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
60,742,182	285,306,577	13,630,725	92,240,325

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

Date:  May 9, 2012